Exhibit 99.1

             Lawson Software Files Fiscal 2006 Form 10-K

    ST. PAUL, Minn.--(BUSINESS WIRE)--Aug. 30, 2006--Lawson Software, Inc. (Nasdaq:LWSN) yesterday filed its Form 10-K and related audited financial statements for the fiscal year ended May 31, 2006, with the U.S. Securities and Exchange Commission. The company has completed the consolidation of results of operations for the former Intentia International AB, which Lawson acquired on April 25, 2006. As previously announced, the company used the SEC's 15-day extension period for filing its Form 10-K due to the complexity of adopting U.S. GAAP (generally accepted accounting principles) for the former Intentia operations and the limited time between the closing date of the acquisition and Lawson's fiscal year end.
    On July 27, 2006, the company reported preliminary financial results for its fiscal fourth quarter ended May 31, 2006, which included unaudited results for the legacy Lawson operations and preliminary estimated ranges for the results of consolidated operations including Intentia. Lawson's final consolidated GAAP net loss for its fiscal fourth quarter of $4.8 million, or $0.03 per share, was more favorable than the preliminary net loss range of $9.3 to $12.8 million, or $0.07 to $0.09 per share, driven primarily by lower-than-anticipated income taxes for Intentia's operations. All other final results fall within the range of preliminary results provided.
    To access Lawson's final fiscal 2006 financial statements and Form 10-K, please go to www.sec.gov.
    Also included in this press release are new supplemental financial schedules to provide a reconciliation of GAAP results to non-GAAP measures. Lawson intends to continue to provide these supplemental schedules in our fiscal 2007 financial releases for the convenience of analysts who research our company and the software industry.

    About Lawson Software

    Lawson Software provides software and service solutions to 4,000 customers in manufacturing, distribution, maintenance and service sector industries across 40 countries. Lawson's solutions include Enterprise Performance Management, Supply Chain Management, Enterprise Resource Planning, Customer Relationship Management, Manufacturing Resource Planning, Enterprise Asset Management and industry-tailored applications. Lawson solutions assist customers in simplifying their businesses or organizations by helping them streamline processes, reduce costs and enhance business or operational performance. Lawson is headquartered in St. Paul, Minn., and has offices around the world. Visit Lawson online at www.lawson.com.

    Forward-Looking Statements

    This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson Software and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to: uncertainties in Lawson's ability to realize synergies and revenue opportunities anticipated from the Intentia International acquisition; uncertainties in the software industry; global military conflicts; terrorist attacks; pandemics, and any future events in response to these developments; changes in conditions in the company's targeted industries; increased competition and other risk factors listed in the company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and as included in Lawson Holding's Form S-4 Proxy Statement/Prospectus filed with the Commission. Lawson assumes no obligation to update any forward-looking information contained in this press release.

    Use of Non-GAAP Financial Information

    In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson Software reports non-GAAP financial results. These non-GAAP results exclude amortization of all acquisition-related intangibles, Intentia integration costs, restructuring charges, certain stock-based compensation expenses and other expenses. In addition, Lawson's non-GAAP financial results include pro forma revenue for maintenance contracts acquired in the Intentia acquisition for which the deferred revenue on Intentia's balance sheet has been eliminated from GAAP results as part of the purchase accounting for the acquisition. Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that research analysts frequently use to analyze software companies that have recently made significant acquisitions. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's Web site at www.lawson.com/investor.


                        LAWSON SOFTWARE, INC.
         GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)
                             (unaudited)


                                     Three Months Ended     % Increase
                                  -------------------------
                                  May 31, 2006 May 31, 2005 (Decrease)
                                  ------------ ------------ ----------
Revenues:
  License fees                        $19,253      $17,373         11%
  Maintenance                          54,565       43,864         24%
  Consulting                           52,312       25,549        105%
                                  ------------ ------------
    Total revenues                    126,130       86,786         45%
                                  ------------ ------------

Cost of revenues:
  Cost of license fees                  5,422        2,450        121%
  Cost of maintenance and
   consulting                          58,985       32,859         80%
                                  ------------ ------------
    Total cost of revenues             64,407       35,309         82%
                                  ------------ ------------

Gross profit                           61,723       51,477         20%
                                  ------------ ------------

Operating expenses:
  Research and development             17,836       15,330         16%
  Sales and marketing                  27,101       17,421         56%
  General and administrative           18,272        9,957         84%
  Restructuring                         1,820         (209)       ---
  Amortization of acquired
   intangibles                          1,045          385        171%
                                  ------------ ------------
    Total operating expenses           66,074       42,884         54%
                                  ------------ ------------

Operating income (loss)                (4,351)       8,593        ---
                                  ------------ ------------

Other income:
  Interest income                       3,283        1,532        114%
  Interest expense                        (27)         (10)       170%
  Other income                            395            -        +++
                                  ------------ ------------
    Total other income                  3,651        1,522        140%
                                  ------------ ------------

Income (loss) before income taxes        (700)      10,115        ---
Provision for income taxes              4,081        4,176        (2%)
                                  ------------ ------------
Net income (loss)                     $(4,781)      $5,939        ---
                                  ============ ============

Net income (loss) per share:
  Basic                                $(0.03)       $0.06        ---
                                  ============ ============
  Diluted                              $(0.03)       $0.06        ---
                                  ============ ============

Shares used in computing net
 income (loss) per share:
  Basic                               136,829      100,319         36%
                                  ============ ============
  Diluted                             136,829      104,931         30%
                                  ============ ============


                        LAWSON SOFTWARE, INC.
         GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)
                             (unaudited)


                                     Twelve Months Ended    % Increase
                                  -------------------------
                                  May 31, 2006 May 31, 2005 (Decrease)
                                  ------------ ------------ ----------
Revenues:
  License fees                        $71,076      $57,743         23%
  Maintenance                         188,155      170,723         10%
  Consulting                          131,545      106,718         23%
                                  ------------ ------------
    Total revenues                    390,776      335,184         17%
                                  ------------ ------------

Cost of revenues:
  Cost of license fees                 13,344        9,961         34%
  Cost of maintenance and
   consulting                         158,198      140,623         12%
                                  ------------ ------------
    Total cost of revenues            171,542      150,584         14%
                                  ------------ ------------

Gross profit                          219,234      184,600         19%
                                  ------------ ------------

Operating expenses:
  Research and development             60,711       62,158        (2%)
  Sales and marketing                  83,193       75,637         10%
  General and administrative           54,827       36,443         50%
  Restructuring                         1,825        5,028       (64%)
  Amortization of acquired
   intangibles                          2,122        1,545         37%
                                  ------------ ------------
    Total operating expenses          202,678      180,811         12%
                                  ------------ ------------

Operating income (loss)                16,556        3,789        337%
                                  ------------ ------------

Other income:
  Interest income                      10,769        4,377        146%
  Interest expense                        (53)         (49)         8%
  Other income                            395            -        +++
                                  ------------ ------------
    Total other income                 11,111        4,328        157%
                                  ------------ ------------

Income (loss) before income taxes      27,667        8,117        241%
Provision for income taxes             11,708        2,855        310%
                                  ------------ ------------
Net income (loss)                     $15,959       $5,262        203%
                                  ============ ============

Net income (loss) per share:
  Basic                                 $0.14        $0.05        180%
                                  ============ ============
  Diluted                               $0.14        $0.05        180%
                                  ============ ============

Shares used in computing net
 income (loss) per share:
  Basic                               110,995       99,068         12%
                                  ============ ============
  Diluted                             115,350      104,623         10%
                                  ============ ============


                        LAWSON SOFTWARE, INC.
                LEGACY LAWSON STATEMENTS OF OPERATIONS
                            (in thousands)
                             (unaudited)


                                     Three Months Ended     % Increase
                                  -------------------------
                                  May 31, 2006 May 31, 2005 (Decrease)
                                  ------------ ------------ ----------
Revenues:
  License fees                        $18,380      $17,373          6%
  Maintenance                          47,245       43,864          8%
  Consulting                           29,015       25,549         14%
                                  ------------ ------------
    Total revenues                     94,640       86,786          9%
                                  ------------ ------------

Cost of revenues:
  Cost of license fees                  4,199        2,450         71%
  Cost of maintenance and
   consulting                          34,633       32,859          5%
                                  ------------ ------------
    Total cost of revenues             38,832       35,309         10%
                                  ------------ ------------

Gross profit                           55,808       51,477          8%
                                  ------------ ------------

Operating expenses:
  Research and development             14,285       15,330        (7%)
  Sales and marketing                  18,905       17,421          9%
  General and administrative           12,541        9,957         26%
  Restructuring                         1,820         (209)       ---
  Amortization of acquired
   intangibles                            350          385        (9%)
                                  ------------ ------------
    Total operating expenses           47,901       42,884         12%
                                  ------------ ------------

Operating income                        7,907        8,593        (8%)
                                  ------------ ------------

Other income:
  Interest income                       3,178        1,532        107%
  Interest expense                          1          (10)       ---
  Other income                              -            -
                                  ------------ ------------
    Total other income                  3,179        1,522        109%
                                  ------------ ------------

Income before income taxes             11,086       10,115         10%
Provision for income taxes              4,081        4,176        (2%)
                                  ------------ ------------
Net income                             $7,005       $5,939        ---
                                  ============ ============

Note: These results represent Legacy Lawson operations only which exclude Legacy Intentia operations for the 5 weeks ended May 31,
      2006


                        LAWSON SOFTWARE, INC.
                LEGACY LAWSON STATEMENTS OF OPERATIONS
                            (in thousands)
                             (unaudited)


                                     Twelve Months Ended    % Increase
                                  -------------------------
                                  May 31, 2006 May 31, 2005 (Decrease)
                                  ------------ ------------ ----------
Revenues:
  License fees                        $70,203      $57,743         22%
  Maintenance                         180,835      170,723          6%
  Consulting                          108,248      106,718          1%
                                  ------------ ------------
    Total revenues                    359,286      335,184          7%
                                  ------------ ------------

Cost of revenues:
  Cost of license fees                 12,121        9,961         22%
  Cost of maintenance and
   consulting                         133,846      140,623        (5%)
                                  ------------ ------------
    Total cost of revenues            145,967      150,584        (3%)
                                  ------------ ------------

Gross profit                          213,319      184,600         16%
                                  ------------ ------------

Operating expenses:
  Research and development             57,160       62,158        (8%)
  Sales and marketing                  74,997       75,637        (1%)
  General and administrative           49,096       36,443         35%
  Restructuring                         1,825        5,028       (64%)
  Amortization of acquired
   intangibles                          1,427        1,545        (8%)
                                  ------------ ------------
    Total operating expenses          184,505      180,811          2%
                                  ------------ ------------

Operating income                       28,814        3,789        660%
                                  ------------ ------------

Other income:
  Interest income                      10,664        4,377        144%
  Interest expense                        (25)         (49)      (49%)
  Other income                              -            -
                                  ------------ ------------
    Total other income                 10,639        4,328        146%
                                  ------------ ------------

Income before income taxes             39,453        8,117        386%
Provision for income taxes             11,708        2,855        310%
                                  ------------ ------------
Net income                            $27,745       $5,262        427%
                                  ============ ============

Note: These results represent Legacy Lawson operations only which exclude Legacy Intentia operations for the 5 weeks ended May 31,
      2006


                         LAWSON SOFTWARE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                             (in thousands)
                              (unaudited)


ASSETS                                       May 31, 2006 May 31, 2005
------                                       ------------ ------------

Current assets:
  Cash and cash equivalents                     $210,154     $187,744
  Marketable securities                           90,348       43,099
  Trade accounts receivable, net                 141,001       42,907
  Income taxes receivable                          4,577        8,507
  Deferred income taxes                           21,465        9,314
  Prepaid expenses and other current assets       47,017       10,753
                                             ------------ ------------
    Total current assets                         514,562      302,324
                                             ------------ ------------

Long-term marketable securities                    6,079        3,770
Property and equipment, net                       26,189       13,574
Goodwill                                         454,550       43,407
Other intangibles assets, net                    154,695       31,939
Deferred income taxes                              9,294       21,385
Other assets                                       5,283        4,319
                                             ------------ ------------

Total assets                                  $1,170,652     $420,718
                                             ============ ============

LIABILITIES AND STOCKHOLDERS'  EQUITY
-------------------------------------

Current liabilities:
  Current portion of long-term debt               $3,475       $1,836
  Accounts payable                                26,137        8,280
  Accrued compensation and benefits               84,564       20,969
  Income taxes payable                             3,195        1,418
  Deferred income taxes                            4,221            -
  Deferred revenue                               146,206       76,571
  Other current liabilities                       78,563       14,840
                                             ------------ ------------
    Total current liabilities                    346,361      123,914
                                             ------------ ------------

Long-term debt, less current portion               4,275            -
Deferred income taxes                              9,039            -
Deferred revenue - non-current                    10,840        1,284
Other long-term liabilities                        8,478        2,465
                                             ------------ ------------

Total liabilities                                378,993      127,663
                                             ------------ ------------

Stockholders' equity:
  Common stock                                     1,961        1,124
  Additional paid-in capital                     800,168      338,666
  Treasury stock, at cost                        (69,237)     (72,348)
  Deferred stock-based compensation                 (131)         (41)
  Retained earnings                               38,692       22,733
  Accumulated other comprehensive income          20,206        2,921
                                             ------------ ------------
Total stockholders' equity                       791,659      293,055
                                             ------------ ------------

Total liabilities and stockholders' equity    $1,170,652     $420,718
                                             ============ ============


                          LAWSON SOFTWARE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (in thousands)
                               (unaudited)


                                                Three Months Ended
                                             -------------------------
                                             May 31, 2006 May 31, 2005
                                             ------------ ------------
Cash flows from operating activities:
  Net income (loss)                              $(4,781)      $5,939
  Adjustments to reconcile net income (loss)
   to net cash provided by operating
   activities:
    Minority Interest                               (176)           -
    Write-off of intangible assets                   268            -
    Depreciation and amortization                  5,658        3,807
    Deferred income taxes                           (500)      (6,872)
    Provision for doubtful accounts, net of
     recoveries                                      149          728
    Loss on the disposal of assets                     -          103
    Tax benefit from stockholder transactions       (239)       1,260
    Amortization of stock-based compensation          99           91
    Stock-based compensation                           -            -
    Amortization of discounts on notes
     payable                                          (4)          21
    Amortization of discount and accretion of
     premium on marketable securities               (279)          26
  Changes in operating assets and
   liabilities, net of effect from
   acquisitions:
    Trade accounts receivable                     15,852       (1,336)
    Prepaid expenses and other assets             18,414        7,666
    Accounts payable                                (355)      (1,358)
    Accrued and other liabilities                 (5,375)       2,339
    Income taxes payable                          (3,281)       1,418
    Deferred revenue                              12,411        1,979
                                             ------------ ------------
  Net cash provided by operating activities       37,861       15,811
                                             ------------ ------------

Cash flows from investing activities:
  Cash received (paid) in conjunction with
   acquisitions, net of cash acquired             33,066       (3,654)
  Purchases of marketable securities             (40,701)     (88,853)
  Maturities of marketable securities             35,028      190,709
  Sale of marketable securities                      337            -
  Purchases of property and equipment             (1,940)        (623)
                                             ------------ ------------
  Net cash provided (used in) by investing
   activities                                     25,790       97,579
                                             ------------ ------------

Cash flows from financing activities:
  Principal payments on long-term debt           (41,501)         (35)
  Payments on capital lease obligations             (112)           -
  Exercise of stock options                       (2,168)       1,262
  Issuance of treasury shares for employee
   stock purchase plan                               817           (1)
  Repurchase of common stock                           -            -
                                             ------------ ------------
  Net cash provided by (used in) financing
   activities                                    (42,964)       1,226
                                             ------------ ------------

Effect of exchange rate changes on cash and
 cash equivalents                                  2,327            -
                                             ------------ ------------

Increase in cash and cash equivalents             23,014      114,616
Cash and cash equivalents at beginning of
 period                                          187,140       73,128
                                             ------------ ------------
Cash and cash equivalents at end of period      $210,154     $187,744
                                             ============ ============


                          LAWSON SOFTWARE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (in thousands)
                               (unaudited)


                                                Twelve Months Ended
                                             -------------------------
                                             May 31, 2006 May 31, 2005
                                             ------------ ------------
Cash flows from operating activities:
  Net income (loss)                              $15,959       $5,262
  Adjustments to reconcile net income (loss)
   to net cash provided by operating
   activities:
    Minority Interest                               (176)           -
    Write-off of intangible assets                   268            -
    Depreciation and amortization                 16,231       16,065
    Deferred income taxes                         (1,602)      (3,044)
    Provision for doubtful accounts, net of
     recoveries                                   (1,154)       1,141
    Loss on the disposal of assets                     -          104
    Tax benefit from stockholder transactions      4,016        4,215
    Amortization of stock-based compensation         435          262
    Stock-based compensation                       6,368            -
    Amortization of discounts on notes
     payable                                          13           88
    Amortization of discount and accretion of
     premium on marketable securities               (590)         145
  Changes in operating assets and
   liabilities, net of effect from
   acquisitions:
    Trade accounts receivable                     10,215       21,188
    Prepaid expenses and other assets             22,042          748
    Accounts payable                              (1,290)      (2,388)
    Accrued and other liabilities                 (6,560)      (4,371)
    Income taxes payable                           1,046          419
    Deferred revenue                              11,265       (6,936)
                                             ------------ ------------
  Net cash provided by operating activities       76,486       32,898
                                             ------------ ------------

Cash flows from investing activities:
  Cash received (paid) in conjunction with
   acquisitions, net of cash acquired             30,137       (3,654)
  Purchases of marketable securities            (157,126)    (536,717)
  Maturities of marketable securities            107,801      590,562
  Sale of marketable securities                      337       35,755
  Purchases of property and equipment             (4,907)      (3,724)
                                             ------------ ------------
  Net cash provided (used in) by investing
   activities                                    (23,758)      82,222
                                             ------------ ------------

Cash flows from financing activities:
  Principal payments on long-term debt           (43,185)      (1,358)
  Payments on capital lease obligations             (112)           -
  Exercise of stock options                        7,098        7,640
  Issuance of treasury shares for employee
   stock purchase plan                             3,554        3,946
  Repurchase of common stock                           -      (10,000)
                                             ------------ ------------
  Net cash provided by (used in) financing
   activities                                    (32,645)         228
                                             ------------ ------------

Effect of exchange rate changes on cash and
 cash equivalents                                  2,327            -
                                             ------------ ------------

Increase in cash and cash equivalents             22,410      115,348
Cash and cash equivalents at beginning of
 period                                          187,744       72,396
                                             ------------ ------------
Cash and cash equivalents at end of period      $210,154     $187,744
                                             ============ ============


                        LAWSON SOFTWARE, INC.
         RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
                (in thousands, except per share data)
                             (unaudited)

                                          Three Months Ended May 31,
                                        ------------------------------

                                           2006      Adj.      2006
                                           GAAP              Non-GAAP
                                        ---------- -------- ----------
Revenues:
 License fees                             $19,253       $-    $19,253
 Maintenance                               54,565    1,335     55,900
 Consulting                                52,312    1,007     53,319
                                        ---------- -------- ----------
   Total revenues                         126,130    2,342    128,472

Cost of revenues:
 Cost of license fees                       5,422   (1,468)     3,954
 Cost of maintenance and consulting        58,985   (1,550)    57,435
                                        ---------- -------- ----------
   Total cost of revenues                  64,407   (3,018)    61,389
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Gross profit                               61,723    5,360     67,083
                                        ---------- -------- ----------

Operating expenses:
 Research and development                  17,836      (43)    17,793
 Sales and marketing                       27,101     (191)    26,910
 General and administrative                18,272   (2,743)    15,529
 Restructuring                              1,820   (1,820)         -
 Amortization of acquired intangibles       1,045   (1,045)         -
                                        ---------- -------- ----------
   Total operating expenses                66,074   (5,842)    60,232
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Operating Income (loss)                    (4,351)  11,202      6,851
                                        ---------- -------- ----------

Other income:
 Interest income                            3,283        -      3,283
 Interest expense                             (27)       -        (27)
 Other income (expense)                       395        -        395
                                        ---------- -------- ----------
   Total other income                       3,651        -      3,651
                                        ---------- -------- ----------

Income (loss) before income taxes            (700)  11,202     10,502
Provision (benefit) for income taxes        4,081     (653)     3,428
                                        ---------- -------- ----------
Net income (loss)                         $(4,781) $11,855     $7,074
                                        ========== ======== ==========

Weighted average shares                   136,829             136,829

Earnings per share                         $(0.03)              $0.05


Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson Software reports non-GAAP financial results. These non-GAAP results exclude amortization of all acquisition-related intangibles, Intentia integration costs, restructuring charges, certain stock-based compensation expenses and other expenses. In addition, Lawson's non-GAAP financial results include pro forma revenue for maintenance contracts acquired in the Intentia acquisition for which the deferred revenue on Intentia's balance sheet has been eliminated from GAAP results as part of the purchase accounting for the acquisition. Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that research analysts frequently use to analyze software companies that have recently made significant acquisitions. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's Web site at www.lawson.com/investor.


                        LAWSON SOFTWARE, INC.
         RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
                (in thousands, except per share data)
                             (unaudited)

                                          Three Months Ended May 31,
                                        ------------------------------

                                           2005      Adj.      2005
                                           GAAP              Non-GAAP
                                        ---------- -------- ----------
Revenues:
 License fees                             $17,373       $-    $17,373
 Maintenance                               43,864        -     43,864
 Consulting                                25,549        -     25,549
                                        ---------- -------- ----------
   Total revenues                          86,786        -     86,786

Cost of revenues:
 Cost of license fees                       2,450     (820)     1,630
 Cost of maintenance and consulting        32,859   (1,006)    31,853
                                        ---------- -------- ----------
   Total cost of revenues                  35,309   (1,826)    33,483
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Gross profit                               51,477    1,826     53,303
                                        ---------- -------- ----------

Operating expenses:
 Research and development                  15,330      (60)    15,270
 Sales and marketing                       17,421     (719)    16,702
 General and administrative                 9,957     (216)     9,741
 Restructuring                               (209)     209          -
 Amortization of acquired intangibles         385     (385)         -
                                        ---------- -------- ----------
   Total operating expenses                42,884   (1,171)    41,713
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Operating Income (loss)                     8,593    2,997     11,590
                                        ---------- -------- ----------

Other income:
 Interest income                            1,532        -      1,532
 Interest expense                             (10)       -        (10)
 Other income (expense)                         -        -          -
                                        ---------- -------- ----------
   Total other income                       1,522        -      1,522
                                        ---------- -------- ----------

Income (loss) before income taxes          10,115    2,997     13,112
Provision (benefit) for income taxes        4,176      274      4,450
                                        ---------- -------- ----------
Net income (loss)                          $5,939   $2,723     $8,662
                                        ========== ======== ==========

Weighted average shares                   104,931             104,931

Earnings per share                          $0.06               $0.08


Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson
Software reports non-GAAP financial results. These non-GAAP results exclude amortization of all acquisition-related intangibles, Intentia integration costs, restructuring charges, certain stock-based compensation expenses and other expenses. In addition, Lawson's non-GAAP financial results include pro forma revenue for maintenance contracts acquired in the Intentia acquisition for which the deferred revenue on Intentia's balance sheet has been eliminated from GAAP results as part of the purchase accounting for the acquisition. Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that research analysts frequently use to analyze software companies that have recently made significant acquisitions. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's Web site at www.lawson.com/investor.


                        LAWSON SOFTWARE, INC.
                    SUPPLEMENTAL NON-GAAP MEASURES
             INCREASE (DECREASE) IN GAAP AMOUNTS REPORTED
                            (in thousands)
                             (unaudited)

                                           Three Months Ended May 31,
                                           ---------------------------
                                                      2006
                                           ---------------------------

                                            Lawson  Intentia   Total
                                           -------- --------- --------
Revenue items
  Purchase accounting impact on maintenance     $-    $1,335   $1,335
  Purchase accounting impact on consulting       -     1,007    1,007
                                           -------- --------- --------
    Total revenue items                          -     2,342    2,342

Cost of license items
  Amortization of software                    (810)     (658)  (1,468)

Cost of maintenance and consulting items
  Amortization of purchased maintenance
   contracts (1)                              (981)     (475)  (1,456)
  Integration related (2)                      (30)      (64)     (94)
  Non-cash stock-based compensation              -         -        -
                                           -------- --------- --------
    Total cost of maintenance and
     consulting items                       (1,011)     (539)  (1,550)

Research and development items
  Integration related (2)                      (43)        -      (43)
  Non-cash stock-based compensation              -         -        -
                                           -------- --------- --------
    Total research and development items       (43)        -      (43)

Sales and marketing items
  Integration related (2)                     (117)      (74)    (191)
  Non-cash stock-based compensation              -         -        -
                                           -------- --------- --------
    Total sales and marketing items           (117)      (74)    (191)

General and administrative items
  Integration related (2)                   (1,135)     (465)  (1,600)
  Numbercraft write-off                       (268)        -     (268)
  Numbercraft settlement                      (875)              (875)
  SEC legal costs                                -         -        -
  Non-cash stock-based compensation              -         -        -
                                           -------- --------- --------
    Total general and administrative        (2,278)     (465)  (2,743)

Restructuring                               (1,820)        -   (1,820)

Amortization of acquired intangibles          (350)     (695)  (1,045)

Tax provision                                 (653)        -     (653)

                                           -------- --------- --------
Net income                                  $7,082    $4,773  $11,855
                                           ======== ========= ========


(1) Service revenue from the acquired maintenance contracts for the twelve months ended May 31, 2006 and May 31, 2005 was $11,807 and $11,389, respectively.

(2) Represents integration related expenses relating to the merger with Intentia International.


                        LAWSON SOFTWARE, INC.
                    SUPPLEMENTAL NON-GAAP MEASURES
             INCREASE (DECREASE) IN GAAP AMOUNTS REPORTED
                            (in thousands)
                             (unaudited)

                                           Three Months Ended May 31,
                                           ---------------------------
                                                      2005
                                           ---------------------------

                                            Lawson  Intentia   Total
                                           -------- --------- --------
Revenue items
  Purchase accounting impact on maintenance     $-        $-       $-
  Purchase accounting impact on consulting                          -
                                           -------- --------- --------
    Total revenue items                          -         -        -

Cost of license items
  Amortization of software                    (820)        -     (820)

Cost of maintenance and consulting items
  Amortization of purchased maintenance
   contracts (1)                            (1,001)        -   (1,001)
  Integration related (2)                        -         -        -
  Non-cash stock-based compensation             (5)        -       (5)
                                           -------- --------- --------
    Total cost of maintenance and
     consulting items                       (1,006)        -   (1,006)

Research and development items
  Integration related (2)                      (44)        -      (44)
  Non-cash stock-based compensation            (16)        -      (16)
                                           -------- --------- --------
    Total research and development items       (60)        -      (60)

Sales and marketing items
  Integration related (2)                     (689)        -     (689)
  Non-cash stock-based compensation            (30)        -      (30)
                                           -------- --------- --------
    Total sales and marketing items           (719)        -     (719)

General and administrative items
  Integration related (2)                     (138)        -     (138)
  Numbercraft write-off                          -         -        -
  Numbercraft settlement                         -         -        -
  SEC legal costs                              (39)        -      (39)
  Non-cash stock-based compensation            (39)        -      (39)
                                           -------- --------- --------
    Total general and administrative          (216)        -     (216)

Restructuring                                  209         -      209

Amortization of acquired intangibles          (385)        -     (385)

Tax provision                                  274         -      274

                                           -------- --------- --------
Net income                                  $2,723        $-   $2,723
                                           ======== ========= ========

(1) Service revenue from the acquired maintenance contracts for the twelve months ended May 31, 2006 and May 31, 2005 was $11,807 and $11,389, respectively.

(2) Represents integration related expenses relating to the merger with Intentia International.


                        LAWSON SOFTWARE, INC.
         RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
                (in thousands, except per share data)
                             (unaudited)

                                         Twelve Months Ended May 31,
                                        ------------------------------

                                           2006      Adj.      2006
                                           GAAP              Non-GAAP
                                        ---------- -------- ----------
Revenues:
  License fees                            $71,076       $-    $71,076
  Maintenance                             188,155    1,335    189,490
  Consulting                              131,545    1,007    132,552
                                        ---------- -------- ----------
    Total revenues                        390,776    2,342    393,118

Cost of revenues:
  Cost of license fees                     13,344   (3,891)     9,453
  Cost of maintenance and consulting      158,198   (4,784)   153,414
                                        ---------- -------- ----------
    Total cost of revenues                171,542   (8,675)   162,867
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Gross profit                              219,234   11,017    230,251
                                        ---------- -------- ----------

Operating expenses:
  Research and development                 60,711     (229)    60,482
  Sales and marketing                      83,193   (1,105)    82,088
  General and administrative               54,827  (11,346)    43,481
  Restructuring                             1,825   (1,825)         -
  Amortization of acquired intangibles      2,122   (2,122)         -
                                        ---------- -------- ----------
    Total operating expenses              202,678  (16,627)   186,051
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Operating Income                           16,556   27,644     44,200
                                        ---------- -------- ----------

Other income:
  Interest income                          10,769     (357)    10,412
  Interest expense                            (53)       -        (53)
  Other income                                395        -        395
                                        ---------- -------- ----------
    Total other income                     11,111     (357)    10,754
                                        ---------- -------- ----------

Income before income taxes                 27,667   27,287     54,954
Provision for income taxes                 11,708    9,228     20,936
                                        ---------- -------- ----------
Net income                                $15,959  $18,059    $34,018
                                        ========== ======== ==========

Weighted average shares                   115,350             115,350

Earnings per share                          $0.14               $0.29


Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson Software reports non-GAAP financial results. These non-GAAP results exclude amortization of all acquisition-related intangibles, Intentia integration costs, restructuring charges, certain stock-based compensation expenses and other expenses. In addition, Lawson's non-GAAP financial results include pro forma revenue for maintenance contracts acquired in the Intentia acquisition for which the deferred revenue on Intentia's balance sheet has been eliminated from GAAP results as part of the purchase accounting for the acquisition.
Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that research analysts frequently use to analyze software companies that have recently made significant acquisitions. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable
GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's
Web site at www.lawson.com/investor.


                        LAWSON SOFTWARE, INC.
         RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
                (in thousands, except per share data)
                             (unaudited)

                                         Twelve Months Ended May 31,
                                        ------------------------------

                                           2005      Adj.      2005
                                           GAAP              Non-GAAP
                                        ---------- -------- ----------
Revenues:
  License fees                            $57,743       $-    $57,743
  Maintenance                             170,723        -    170,723
  Consulting                              106,718        -    106,718
                                        ---------- -------- ----------
    Total revenues                        335,184        -    335,184

Cost of revenues:
  Cost of license fees                      9,961   (3,268)     6,693
  Cost of maintenance and consulting      140,623   (4,007)   136,616
                                        ---------- -------- ----------
    Total cost of revenues                150,584   (7,275)   143,309
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Gross profit                              184,600    7,275    191,875
                                        ---------- -------- ----------

Operating expenses:
  Research and development                 62,158      (91)    62,067
  Sales and marketing                      75,637     (776)    74,861
  General and administrative               36,443   (2,928)    33,515
  Restructuring                             5,028   (5,028)         -
  Amortization of acquired intangibles      1,545   (1,545)         -
                                        ---------- -------- ----------
    Total operating expenses              180,811  (10,368)   170,443
                                        ---------- -------- ----------

                                        ---------- -------- ----------
Operating Income                            3,789   17,643     21,432
                                        ---------- -------- ----------

Other income:
  Interest income                           4,377        -      4,377
  Interest expense                            (49)       -        (49)
  Other income                                  -        -          -
                                        ---------- -------- ----------
    Total other income                      4,328        -      4,328
                                        ---------- -------- ----------

Income before income taxes                  8,117   17,643     25,760
Provision for income taxes                  2,855    6,463      9,318
                                        ---------- -------- ----------
Net income                                 $5,262  $11,180    $16,442
                                        ========== ======== ==========

Weighted average shares                   104,623             104,623

Earnings per share                          $0.05               $0.16


Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Lawson Software reports non-GAAP financial results. These non-GAAP results exclude amortization of all acquisition-related intangibles, Intentia integration costs, restructuring charges, certain stock-based compensation expenses and other expenses. In addition, Lawson's non-GAAP financial results include pro forma revenue for maintenance contracts acquired in the Intentia acquisition for which the deferred revenue on Intentia's balance sheet has been eliminated from GAAP results as part of the purchase accounting for the acquisition.
Lawson's management believes the non-GAAP measures used in this press release are useful to investors because they provide supplemental information that research analysts frequently use to analyze software companies that have recently made significant acquisitions. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Lawson uses to produce non-GAAP results is not computed according to GAAP, may differ from the methods used by other companies, and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable
GAAP results, which is attached to this release. Additional information can be found on the investor relations page of Lawson's
Web site at www.lawson.com/investor.


                        LAWSON SOFTWARE, INC.
                    SUPPLEMENTAL NON-GAAP MEASURES
             INCREASE (DECREASE) IN GAAP AMOUNTS REPORTED
                            (in thousands)
                             (unaudited)

                                           Twelve Months Ended May 31,
                                           ---------------------------
                                                      2006
                                           ---------------------------

                                            Lawson  Intentia   Total
                                           -------- --------- --------
Revenue items
  Purchase accounting impact on maintenance     $-    $1,335   $1,335
  Purchase accounting impact on consulting       -     1,007    1,007
                                           -------- --------- --------
    Total revenue items                          -     2,342    2,342

Cost of license items
  Amortization of software                  (3,233)     (658)  (3,891)

Cost of maintenance and consulting items
  Amortization of purchased maintenance
   contracts (1)                            (3,950)     (475)  (4,425)
  Integration related (3)                     (292)      (64)    (356)
  Non-cash stock-based compensation             (3)        -       (3)
                                           -------- --------- --------
    Total cost of maintenance and
     consulting items                       (4,245)     (539)  (4,784)

Research and development items
  Integration related (3)                     (222)        -     (222)
  Non-cash stock-based compensation             (7)        -       (7)
                                           -------- --------- --------
    Total research and development items      (229)        -     (229)

Sales and marketing items
  Integration related (3)                   (1,017)      (74)  (1,091)
  Non-cash stock-based compensation            (14)        -      (14)
                                           -------- --------- --------
    Total sales and marketing items         (1,031)      (74)  (1,105)

General and administrative items
  Integration related (3)                   (3,459)     (465)  (3,924)
  Non-cash stock-based compensation (2)     (6,261)        -   (6,261)
  Numbercraft write-off                       (268)        -     (268)
  Numbercraft settlement                      (875)              (875)
  SEC legal costs                                -         -        -
  Non-cash stock-based compensation            (18)        -      (18)
                                           -------- --------- --------
    Total general and administrative       (10,881)     (465) (11,346)

Restructuring                               (1,825)        -   (1,825)

Amortization of acquired intangibles        (1,427)     (695)  (2,122)

Interest income on tax refund                 (357)        -     (357)

Tax provision                                8,851       377    9,228

                                           -------- --------- --------
Net income                                 $13,663    $4,396  $18,059
                                           ======== ========= ========


(1) Service revenue from the acquired maintenance contracts for the twelve months ended May 31, 2006 and May 31, 2005 was $11,807 and $11,389, respectively.

(2) Represents a non-cash charge for recording of option expense resulting from a negotiated separation agreement with former president and CEO in the first quarter of fiscal 2006.

(3) Represents integration related expenses relating to the merger with Intentia International.


                        LAWSON SOFTWARE, INC.
                    SUPPLEMENTAL NON-GAAP MEASURES
             INCREASE (DECREASE) IN GAAP AMOUNTS REPORTED
                            (in thousands)
                             (unaudited)

                                           Twelve Months Ended May 31,
                                           ---------------------------
                                                      2005
                                           ---------------------------

                                            Lawson  Intentia   Total
                                                              --------
Revenue items
  Purchase accounting impact on maintenance     $-        $-       $-
  Purchase accounting impact on consulting       -         -        -
                                           -------- --------- --------
    Total revenue items                          -         -        -

Cost of license items
  Amortization of software                  (3,268)        -   (3,268)

Cost of maintenance and consulting items
  Amortization of purchased maintenance
   contracts (1)                            (3,992)        -   (3,992)
  Integration related (3)                        -         -        -
  Non-cash stock-based compensation            (15)        -      (15)
                                           -------- --------- --------
    Total cost of maintenance and
     consulting items                       (4,007)        -   (4,007)

Research and development items
  Integration related (3)                      (44)        -      (44)
  Non-cash stock-based compensation            (47)        -      (47)
                                           -------- --------- --------
    Total research and development items       (91)        -      (91)

Sales and marketing items
  Integration related (3)                     (689)        -     (689)
  Non-cash stock-based compensation            (87)        -      (87)
                                           -------- --------- --------
    Total sales and marketing items           (776)        -     (776)

General and administrative items
  Integration related (3)                     (138)        -     (138)
  Non-cash stock-based compensation (2)          -         -        -
  Numbercraft write-off                          -         -        -
  Numbercraft settlement                                            -
  SEC legal costs                           (2,679)        -   (2,679)
  Non-cash stock-based compensation           (111)        -     (111)
                                           -------- --------- --------
    Total general and administrative        (2,928)        -   (2,928)

Restructuring                               (5,028)        -   (5,028)

Amortization of acquired intangibles        (1,545)        -   (1,545)

Interest income on tax refund                    -         -        -

Tax provision                                6,463         -    6,463

                                           -------- --------- --------
Net income                                 $11,180        $-  $11,180
                                           ======== ========= ========


(1) Service revenue from the acquired maintenance contracts for the twelve months ended May 31, 2006 and May 31, 2005 was $11,807 and $11,389, respectively.

(2) Represents a non-cash charge for recording of option expense resulting from a negotiated separation agreement with former president and CEO in the first quarter of fiscal 2006.

(3) Represents integration related expenses relating to the merger with Intentia International.

    CONTACT: Lawson Software, Inc.
             Media:
             Terry Blake, 651-767-4766
             terry.blake@lawson.com
             or
             Investors and Analysts:
             Barbara Doyle, 651-767-4385
             barbara.doyle@lawson.com